MEMORANDUM GIVING NOTICE OF EXTENSION TO
MINING LEASE OPTION AGREEMENT

STATE OF TEXAS	§
§
COUNTY OF DUVAL	§

           On June 28, 2007, White Bell Ranch, whose address is c/o Frank Z. Jemison, Jr., 35 Union Ave., Suite 200, Memphis, Tennessee 38103 (“Lessor”) and South Texas Mining Venture, L.L.P., whose address is P.O. Box 2955, Corpus Christi, Texas 78403 (“Lessee”) entered into an Exploratory Lease and Uranium Mining Lease Option. a memorandum of which is recorded in Volume 464, Page 256 of the Official Records of Duval County, Texas (“Option Agreement”) granting to Lessee certain uranium exploration rights covering 3,043.69 acres, more or less, in Duval County, Texas, all as more particularly described in the Option Agreement.

           This memorandum is executed by Lessor and Lessee to provide notice of an extension to the Option Agreement for a term ending on May 24, 2008. Executed copies of the Option Agreement and the amendment extending the Option Agreement are in the possession of Lessor and Lessee.

           This Memorandum Giving Notice of Extension to Mining Lease Option Agreement may be executed in multiple counterparts, each of which shall be deemed an original for all purposes.

           Executed on the dates of the respective acknowledgements of the parties, but effective as of the 26th day of March, 2008.

LESSOR:
WHITE BELL RANCH

By:	“Frank Jemison”
Name: Frank Jemison
Title: Partner

LESSEE:
SOUTH TEXAS MINING VENTURE, L.L.P.

By:	URN South Texas Project, Ltd.,
General Partner
By: URN Texas GP, LLC,
General Partner

By:	“Dennis E. Stover”
Name: Dennis E. Stover
Title: President
By:	Everest Exploration, Inc.,
General Partner

By:	“James T. Clark”
James T. Clark, rResident

ACKNOWLEDGEMENTS

STATE OF TEXAS	§
§
COUNTY OF NUECES	§

           This instrument was acknowledged before me on this _27th__ day of March, 2008 by Frank Z. Jemison, Jr., Partner of White Bell Ranch.

“Kathie Calderon”
Notary Public, State of Tennessee

STATE OF OKLAHOMA	§
§
COUNTY OF OKLAHOMA	§

           This instrument was acknowledged before me on this __31st___ day of March, 2008 by Dennis E. Stover, President of URN Texas GP, LLC, in its capacity as general partner of URN South Texas Project, Ltd., in its capacity as general partner of South Texas Mining Venture, L.L.P., a Texas limited partnership, on behalf of said partnership.

“Kay M. Walker”
Notary Public, State of Oklahoma
Commission No. 0020645
Notary Expires 1/27/09

STATE OF TEXAS	§
§
COUNTY OF NUECES	§

           This instrument was acknowledged before me on this __27th__ day of March, 2008 by James T. Clark, President of Everest Exploration, Inc., in its capacity as general partner of South Texas Mining Venture, L.L.P., a Texas limited partnership, on behalf of said partnership.

“Kathie Calderon”
Notary Public, State of Texas

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

MEMORANDUM OF EXPLORATORY LEASE AND URANIUM MINING LEASE OPTION

STATE OF TEXAS	§
§
COUNTY OF DUVAL	§

           THIS AGREEMENT, dated as of June 28, 2007, made by and between White Bell Ranch, whose address is c/o Frank Z. Jemison, Jr., 35 Union Ave., Suite 200, Memphis, Tennessee 38103, hereinafter referred to as "Lessor", and South Texas Mining Venture, L.L.P., a Texas limited partnership, its successors and assigns, whose address is P.O. Box 2955, Corpus Christi, Texas 78403, hereinafter referred to "Lessee", do hereby acknowledge and give notice that Lessor has entered into an In-Situ Uranium Mining Lease with Lessee, covering the lands and premises situated in Duval County, Texas, more fully described as follows:

3043.69 acres of land, more or less, being the same lands described in Deed of Conveyance dated January 1, 1995 from Stanley H. Trezevant, Jr., Grantor to Frank Z. Jemison, Jr., Grantee, recorded at Volume 183, Page 399 of the Official Records of Duval County, Texas.

           It is expressly provided that this Exploratory Lease and Uranium Mining Lease Option covers only the uranium, thorium, molybdenum, vanadium, and all other fissionable materials, together with all minerals, metals, materials, elements, compounds, solutions and mixtures which are necessarily produced in solution with, and incidental to, the production of the above-named substances in and under said lands above described.

           Said Exploratory Lease and Uranium Mining Lease Option shall have an "Effective Date" of June 28, 2007 and provides for a primary term of Nine (9) Months, subject to all of the terms, conditions and provisions as set out in said Exploratory Lease and Uranium Mining Lease Option. The original of such Exploratory Lease and Uranium Mining Lease Option is in the office of the Lessee, where it is open to examination and investigation by interested parties during reasonable business hours.

           This notice is given to place every person on notice of the existence of said Exploratory Lease and Uranium Mining Lease Option, and all of the terms, provisions and conditions thereof; and this notice is given in lieu of filing the original of such Exploratory Lease and Uranium Mining Lease Option for record in Duval County, Texas.

           EXECUTED this the 5th day of December, 2007, but effective as of June 28, 2007.

LESSOR:
WHITE BELL RANCH

By:	“Frank Z. Jemison, Jr.”
Frank Z. Jemison, Jr.
Partner

LESSEE:
SOUTH TEXAS MINING
VENTURE, L.L.P.

By: URN South Texas Project, Ltd.,

General Partner
By: URN Texas GP, LLC,
General Partner

By:	“Dennis E. Stover”
Name: Dennis E. Stover
Title: President

By:	Everest Exploration, Inc.,
General Partner

By:	“James T. Clark”
James T. Clark
President

STATE OF TENNESSEE	§
§
COUNTY OF SHELBY	§

           This instrument was acknowledged before me on this _5th____ day of December, 2007 by Frank Z. Jemison, Jr., Partner of White Bell Ranch.

“Robert D. Hyde”
Notary Public, State of Tennessee

STATE OF TEXAS	§
§
COUNTY OF NUECES	§

           This instrument was acknowledged before me on the _29th____ day of October, 2007 by Dennis E. Stover, President of URN Texas GP, LLC, in its capacity as general partner of URN South Texas Project, Ltd., in its capacity as general partner of South Texas Mining Venture, L.L.P., a Texas limited partnership, on behalf of said partnership.

“Kathie Calderon”
Notary Public, State of Texas

STATE OF TEXAS	§
§
COUNTY OF NUECES	§

           This instrument was acknowledged before me on the 29th____ day of October, 2007 by James T. Clark, President of Everest Exploration, Inc., in its capacity as general partner of South Texas Mining Venture, L.L.P., a Texas limited partnership, on behalf of said partnership.

“Kathie Calderon”
Notary Public, State of Texas